UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 4, 2004


                              THE FIRST YEARS INC.
               (Exact name of registrant as specified in charter)


         Massachusetts               000-07024                 04-2149581
(State or other jurisdiction   (Commission file number)      (IRS employer
       of incorporation)                                     identification no.)


                                One Kiddie Drive
                            Avon, Massachusetts 02322
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (508) 588-1220
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ITEM 5. OTHER EVENTS.

      On June 4, 2004, The First Years Inc. (the "Company") entered into a definitive merger agreement (the "Merger Agreement") with RC2 Corporation ("RC2"). Stockholders of the Company will receive $18.60 in cash upon completion of the merger for each share of common stock then outstanding. The Merger Agreement provides for the merger of an affiliate of RC2 with and into the Company. Following the merger, the Company will be a wholly-owned subsidiary of RC2. Completion of the merger is subject to certain closing conditions, including the approval of the Company's stockholders and no material adverse change in the banking or capital markets that affects RC2's financing commitments or alternative financing for the transaction.

      In connection with the Merger Agreement, certain stockholders of the Company entered into voting agreements with RC2 (each, a "Voting Agreement"), whereby such stockholders have agreed to vote their shares in favor of the Merger Agreement. In addition, on June 4, 2004, the Company amended its Common Stock Rights Agreement dated as of November 19, 2001 (the "Rights Agreement"), to exempt the execution of the Merger Agreement and the merger from the provisions of the Rights Agreement.

      The Merger Agreement (which is attached hereto as Exhibit 2.1), the Amendment to the Rights Agreement (which is attached hereto as Exhibit 4.2), the form of Voting Agreement (which is attached hereto as Exhibit 99.1), and the 0press release issued by the Company (which is attached hereto as Exhibit 99.2) are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired:   Not Applicable

      (b)   Pro Forma Financial Information:             Not Applicable

      (c)   Exhibits:

            2.1 Agreement and Plan of Merger, dated as of June 4, 2004, among The First Years Inc., RC2 Corporation and RBVD Acquisition Corp. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request).

            4.1 Common Stock Rights Agreement, dated as of November 19, 2001, between The First Years Inc. and Equiserve Trust Company, N.A., filed as Exhibit 4.1 to the Company's registration statement on Form 8-A12G on November 20, 2001, and incorporated herein by reference.

            4.2 Amendment to Common Stock Rights Agreement, dated as of June 4, 2004, between The First Years Inc. and Equiserve Trust Company, N.A.

            99.1 Form of Voting Agreement, dated as of June 4, 2004, between RC2 Corporation and each of Ronald J. Sidman, Kenneth R. Sidman, Evelyn Sidman, Benjamin Peltz and Fred T. Page.

            99.2  Press Release of The First Years Inc. issued on June 7, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE FIRST YEARS INC.


Date: June 7, 2004                          By: /s/ John R. Beals
                                                --------------------------------
                                                John R. Beals
                                                Senior Vice President - Finance,
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger, dated as of June 4, 2004, among The First Years Inc., RC2 Corporation and RBVD Acquisition Corp. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request).

4.1 Common Stock Rights Agreement, dated as of November 19, 2001, between The First Years Inc. and Equiserve Trust Company, N.A., filed as Exhibit 4.1 to the Company's registration statement on Form 8-A12G on November 20, 2001, and incorporated herein by reference.

4.2 Amendment to Common Stock Rights Agreement, dated as of June 4, 2004, between The First Years Inc. and Equiserve Trust Company, N.A.

99.1 Form of Voting Agreement, dated as of June 4, 2004, between RC2 Corporation and each of Ronald J. Sidman, Kenneth R. Sidman, Evelyn Sidman, Benjamin Peltz and Fred T. Page.

99.2              Press Release of The First Years Inc. issued on June 7, 2004.